Exhibit 99.2

SYNCHRONY FINANCIAL
FINANCIAL SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	4Q'15 vs. 4Q'14		Dec 31, 2015	Dec 31, 2014	YTD'15 vs. YTD'14
EARNINGS
Net interest income	$3,208	$3,103	$2,907	$2,875	$2,978	$230	7.7%	$12,093	$11,320	$773	6.8%
Retailer share arrangements	(734)	(723)	(621)	(660)	(698)	(36)	5.2%	(2,738)	(2,575)	(163)	6.3%
Net interest income, after retailer share arrangements	2,474	2,380	2,286	2,215	2,280	194	8.5%	9,355	8,745	610	7.0%
Provision for loan losses	823	702	740	687	797	26	3.3%	2,952	2,917	35	1.2%
Net interest income, after retailer share arrangements and provision for loan losses	1,651	1,678	1,546	1,528	1,483	168	11.3%	6,403	5,828	575	9.9%
Other income	87	84	120	101	162	(75)	(46.3)%	392	485	(93)	(19.2)%
Other expense	870	843	805	746	792	78	9.8%	3,264	2,927	337	11.5%
Earnings before provision for income taxes	868	919	861	883	853	15	1.8%	3,531	3,386	145	4.3%
Provision for income taxes	321	345	320	331	322	(1)	(0.3)%	1,317	1,277	40	3.1%
Net earnings	$547	$574	$541	$552	$531	$16	3.0%	$2,214	$2,109	$105	5.0%
Net earnings attributable to common stockholders	$547	$574	$541	$552	$531	$16	3.0%	$2,214	$2,109	$105	5.0%

COMMON SHARE STATISTICS
Basic EPS	$0.66	$0.69	$0.65	$0.66	$0.64	$0.02	3.1%	$2.66	$2.78	$(0.12)	(4.3)%
Diluted EPS	$0.65	$0.69	$0.65	$0.66	$0.64	$0.01	1.6%	$2.65	$2.78	$(0.13)	(4.7)%
Common stock price	$30.41	$31.30	$32.93	$30.35	$29.75	$0.66	2.2%	$30.41	$29.75	$0.66	2.2%
Book value per share	$15.12	$14.58	$13.89	$13.24	$12.57	$2.55	20.3%	$15.12	$12.57	$2.55	20.3%
Tangible book value per share(1)	$13.14	$12.67	$12.06	$11.43	$10.81	$2.33	21.6%	$13.14	$10.81	$2.33	21.6%

Beginning common shares outstanding	833.8	833.8	833.8	833.8	833.8	—	—%	833.8	705.3	128.5	18.2%
Issuance of common shares through initial public offering	—	—	—	—	—	—	—%	—	128.5	(128.5)	(100.0)%
Shares repurchased	—	—	—	—	—	—	—%	—	—	—	—%
Ending common shares outstanding	833.8	833.8	833.8	833.8	833.8	—	—%	833.8	833.8	—	—%

Weighted average common shares outstanding	833.8	833.8	833.8	833.8	833.8	—	—%	833.8	757.4	76.4	10.1%
Weighted average common shares outstanding (fully diluted)	835.8	835.8	835.4	835.0	834.3	1.5	0.2%	835.5	757.6	77.9	10.3%

(1) Tangible Common Equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

SYNCHRONY FINANCIAL
SELECTED METRICS
(unaudited, $ in millions, except account data)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	4Q'15 vs. 4Q'14		Dec 31, 2015	Dec 31, 2014	YTD'15 vs. YTD'14
PERFORMANCE METRICS
Return on assets(1)	2.6%	2.9%	2.9%	3.0%	2.7%		(0.1)%	2.9%	3.2%		(0.3)%
Return on equity(2)	17.5%	19.2%	19.2%	20.8%	20.2%		(2.7)%	19.1%	26.7%		(7.6)%
Return on tangible common equity(3)	20.1%	22.0%	22.2%	24.1%	23.4%		(3.3)%	22.0%	32.4%		(10.4)%
Net interest margin(4)	15.73%	15.97%	15.77%	15.79%	15.60%		0.13%	15.77%	17.20%		(1.43)%
Efficiency ratio(5)	34.0%	34.2%	33.5%	32.2%	32.4%		1.6%	33.5%	31.7%		1.8%
Other expense as a % of average loan receivables, including held for sale	5.28%	5.35%	5.37%	5.06%	5.16%		0.12%	5.25%	5.13%		0.12%
Effective income tax rate	37.0%	37.5%	37.2%	37.5%	37.7%		(0.7)%	37.3%	37.7%		(0.4)%

CREDIT QUALITY METRICS
Net charge-offs as a % of average loan receivables, including held for sale	4.23%	4.02%	4.63%	4.53%	4.32%		(0.09)%	4.33%	4.51%		(0.18)%
30+ days past due as a % of period-end loan receivables(6)	4.06%	4.02%	3.53%	3.79%	4.14%		(0.08)%	4.06%	4.14%		(0.08)%
90+ days past due as a % of period-end loan receivables(6)	1.86%	1.73%	1.52%	1.81%	1.90%		(0.04)%	1.86%	1.90%		(0.04)%
Net charge-offs	$697	$633	$693	$668	$663	$34	5.1%	$2,691	$2,573	$118	4.6%
Loan receivables delinquent over 30 days(6)	$2,772	$2,553	$2,171	$2,209	$2,536	$236	9.3%	$2,772	$2,536	$236	9.3%
Loan receivables delinquent over 90 days(6)	$1,273	$1,102	$933	$1,056	$1,162	$111	9.6%	$1,273	$1,162	$111	9.6%

Allowance for loan losses (period-end)	$3,497	$3,371	$3,302	$3,255	$3,236	$261	8.1%	$3,497	$3,236	$261	8.1%
Allowance coverage ratio(7)	5.12%	5.31%	5.38%	5.59%	5.28%		(0.16)%	5.12%	5.28%		(0.16)%

BUSINESS METRICS
Purchase volume(8)	$32,460	$29,206	$28,810	$23,139	$30,081	$2,379	7.9%	$113,615	$103,149	$10,466	10.1%
Period-end loan receivables	$68,290	$63,520	$61,431	$58,248	$61,286	$7,004	11.4%	$68,290	$61,286	$7,004	11.4%
Credit cards	$65,773	$60,920	$58,827	$55,866	$58,880	$6,893	11.7%	$65,773	$58,880	$6,893	11.7%
Consumer installment loans	$1,154	$1,171	$1,138	$1,062	$1,063	$91	8.6%	$1,154	$1,063	$91	8.6%
Commercial credit products	$1,323	$1,380	$1,410	$1,295	$1,320	$3	0.2%	$1,323	$1,320	$3	0.2%
Other	$40	$49	$56	$25	$23	$17	73.9%	$40	$23	$17	73.9%
Average loan receivables, including held for sale	$65,406	$62,504	$60,094	$59,775	$59,547	$5,859	9.8%	$62,120	$57,101	$5,019	8.8%
Period-end active accounts (in thousands)(9)	68,314	62,831	61,718	59,761	64,286	4,028	6.3%	68,314	64,286	4,028	6.3%
Average active accounts (in thousands)(9)	64,892	62,247	60,923	61,604	61,667	3,225	5.2%	62,643	60,009	2,634	4.4%

LIQUIDITY
Liquid assets
Cash and equivalents	$12,325	$12,271	$10,621	$11,218	$11,828	$497	4.2%	$12,325	$11,828	$497	4.2%
Total liquid assets	$14,836	$15,305	$13,660	$13,813	$12,942	$1,894	14.6%	$14,836	$12,942	$1,894	14.6%
Undrawn credit facilities
Undrawn committed securitization financings	$6,075	$6,550	$6,125	$6,600	$6,100	$(25)	(0.4)%	$6,075	$6,100	$(25)	(0.4)%
Total liquid assets and undrawn credit facilities	$20,911	$21,855	$19,785	$20,413	$19,042	$1,869	9.8%	$20,911	$19,042	$1,869	9.8%
Liquid assets % of total assets	17.63%	19.27%	18.03%	18.99%	17.09%		0.54%	17.63%	17.09%		0.54%
Liquid assets including undrawn committed securitization financings % of total assets	24.85%	27.51%	26.12%	28.07%	25.15%		(0.30)%	24.85%	25.15%		(0.30)%

(1) Return on assets represents net earnings as a percentage of average total assets.
(2) Return on equity represents net earnings as a percentage of average total equity.
(3) Return on tangible common equity represents net earnings as a percentage of average tangible common equity. Tangible Common Equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see
Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

(4) Net interest margin represents net interest income divided by average interest-earning assets.
(5) Efficiency ratio represents (i) other expense, divided by (ii) net interest income, after retailer share arrangements, plus other income.
(6) Based on customer statement-end balances extrapolated to the respective period-end date.
(7) Allowance coverage ratio represents allowance for loan losses divided by total period-end loan receivables.
(8) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(9) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.

SYNCHRONY FINANCIAL
STATEMENTS OF EARNINGS
(unaudited, $ in millions)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	4Q'15 vs. 4Q'14		Dec 31, 2015	Dec 31, 2014	YTD'15 vs. YTD'14
Interest income:
Interest and fees on loans	$3,494	$3,379	$3,166	$3,140	$3,252	$242	7.4%	$13,179	$12,216	$963	7.9%
Interest on investment securities	15	13	11	10	8	7	87.5%	49	26	23	88.5%
Total interest income	3,509	3,392	3,177	3,150	3,260	249	7.6%	13,228	12,242	986	8.1%

Interest expense:
Interest on deposits	165	159	146	137	139	26	18.7%	607	470	137	29.1%
Interest on borrowings of consolidated securitization entities	56	54	53	52	57	(1)	(1.8)%	215	215	—	—%
Interest on third-party debt	80	76	71	82	78	2	2.6%	309	124	185	149.2%
Interest on related party debt	—	—	—	4	8	(8)	(100.0)%	4	113	(109)	(96.5)%
Total interest expense	301	289	270	275	282	19	6.7%	1,135	922	213	23.1%

Net interest income	3,208	3,103	2,907	2,875	2,978	230	7.7%	12,093	11,320	773	6.8%

Retailer share arrangements	(734)	(723)	(621)	(660)	(698)	(36)	5.2%	(2,738)	(2,575)	(163)	6.3%
Net interest income, after retailer share arrangements	2,474	2,380	2,286	2,215	2,280	194	8.5%	9,355	8,745	610	7.0%

Provision for loan losses	823	702	740	687	797	26	3.3%	2,952	2,917	35	1.2%
Net interest income, after retailer share arrangements and provision for loan losses	1,651	1,678	1,546	1,528	1,483	168	11.3%	6,403	5,828	575	9.9%

Other income:
Interchange revenue	147	135	123	100	120	27	22.5%	505	389	116	29.8%
Debt cancellation fees	62	61	61	65	67	(5)	(7.5)%	249	275	(26)	(9.5)%
Loyalty programs	(125)	(122)	(94)	(78)	(91)	(34)	37.4%	(419)	(281)	(138)	49.1%
Other	3	10	30	14	66	(63)	(95.5)%	57	102	(45)	(44.1)%
Total other income	87	84	120	101	162	(75)	(46.3)%	392	485	(93)	(19.2)%

Other expense:
Employee costs	285	268	250	239	227	58	25.6%	1,042	866	176	20.3%
Professional fees(1)	165	162	156	162	139	26	18.7%	645	563	82	14.6%
Marketing and business development	128	115	108	82	165	(37)	(22.4)%	433	460	(27)	(5.9)%
Information processing	83	77	74	63	60	23	38.3%	297	212	85	40.1%
Other(1)	209	221	217	200	201	8	4.0%	847	826	21	2.5%
Total other expense	870	843	805	746	792	78	9.8%	3,264	2,927	337	11.5%

Earnings before provision for income taxes	868	919	861	883	853	15	1.8%	3,531	3,386	145	4.3%
Provision for income taxes	321	345	320	331	322	(1)	(0.3)%	1,317	1,277	40	3.1%
Net earnings attributable to common shareholders	$547	$574	$541	$552	$531	$16	3.0%	$2,214	$2,109	$105	5.0%

(1) We have reclassified certain amounts within Professional fees to Other for all periods in 2014 to conform to the current period classifications.

SYNCHRONY FINANCIAL
STATEMENTS OF FINANCIAL POSITION
(unaudited, $ in millions)
	Quarter Ended
	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Dec 31, 2015 vs. Dec 31, 2014
Assets
Cash and equivalents	$12,325	$12,271	$10,621	$11,218	$11,828	$497	4.2%
Investment securities	3,142	3,596	3,682	3,121	1,598	1,544	96.6%
Loan receivables:
Unsecuritized loans held for investment	42,826	38,325	36,019	33,424	34,335	8,491	24.7%
Restricted loans of consolidated securitization entities	25,464	25,195	25,412	24,824	26,951	(1,487)	(5.5)%
Total loan receivables	68,290	63,520	61,431	58,248	61,286	7,004	11.4%
Less: Allowance for loan losses	(3,497)	(3,371)	(3,302)	(3,255)	(3,236)	(261)	8.1%
Loan receivables, net	64,793	60,149	58,129	54,993	58,050	6,743	11.6%
Loan receivables held for sale	—	—	—	359	332	(332)	(100.0)%
Goodwill	949	949	949	949	949	—	—%
Intangible assets, net	701	646	575	557	519	182	35.1%
Other assets	2,225	1,831	1,794	1,524	2,431	(206)	(8.5)%
Total assets	$84,135	$79,442	$75,750	$72,721	$75,707	$8,428	11.1%

Liabilities and Equity
Deposits:
Interest-bearing deposit accounts	$43,295	$40,408	$37,629	$34,788	$34,847	$8,448	24.2%
Non-interest-bearing deposit accounts	152	140	143	162	108	44	40.7%
Total deposits	43,447	40,548	37,772	34,950	34,955	8,492	24.3%
Borrowings:
Borrowings of consolidated securitization entities	13,603	13,640	13,948	13,817	14,967	(1,364)	(9.1)%
Bank term loan	4,151	4,651	5,151	5,651	8,245	(4,094)	(49.7)%
Senior unsecured notes	6,590	5,590	4,593	4,592	3,593	2,997	83.4%
Related party debt	—	—	—	—	655	(655)	(100.0)%
Total borrowings	24,344	23,881	23,692	24,060	27,460	(3,116)	(11.3)%
Accrued expenses and other liabilities	3,740	2,855	2,708	2,675	2,814	926	32.9%
Total liabilities	71,531	67,284	64,172	61,685	65,229	6,302	9.7%
Equity:
Common stock	1	1	1	1	1	—	—%
Additional paid-in capital	9,351	9,431	9,422	9,418	9,408	(57)	(0.6)%
Retained earnings	3,293	2,746	2,172	1,631	1,079	2,214	NM
Accumulated other comprehensive income:	(41)	(20)	(17)	(14)	(10)	(31)	NM
Total equity	12,604	12,158	11,578	11,036	10,478	2,126	20.3%
Total liabilities and equity	$84,135	$79,442	$75,750	$72,721	$75,707	$8,428	11.1%

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Quarter Ended
	Dec 31, 2015			Sep 30, 2015			Jun 30, 2015			Mar 31, 2015			Dec 31, 2014
		Interest	Average		Interest	Average		Interest	Average		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$12,070	$9	0.30%	$11,059	$7	0.25%	$10,728	$6	0.22%	$11,331	$6	0.21%	$13,631	$7	0.20%
Securities available for sale	3,445	6	0.69%	3,534	6	0.67%	3,107	5	0.65%	2,725	4	0.60%	962	1	0.40%

Loan receivables:
Credit cards, including held for sale	62,834	3,432	21.67%	59,890	3,315	21.96%	57,588	3,106	21.63%	57,390	3,079	21.76%	57,075	3,186	21.68%
Consumer installment loans	1,163	26	8.87%	1,160	27	9.23%	1,101	26	9.47%	1,057	25	9.59%	1,072	27	9.78%
Commercial credit products	1,361	36	10.49%	1,400	36	10.20%	1,372	34	9.94%	1,305	36	11.19%	1,379	38	10.70%
Other	48	—	—%	54	1	NM	33	—	—%	23	—	—%	21	1	NM
Total loan receivables, including held for sale	65,406	3,494	21.19%	62,504	3,379	21.45%	60,094	3,166	21.13%	59,775	3,140	21.30%	59,547	3,252	21.21%
Total interest-earning assets	80,921	3,509	17.20%	77,097	3,392	17.46%	73,929	3,177	17.24%	73,831	3,150	17.30%	74,140	3,260	17.07%

Non-interest-earning assets:
Cash and due from banks	1,268			1,216			583			497			1,220
Allowance for loan losses	(3,440)			(3,341)			(3,285)			(3,272)			(3,160)
Other assets	3,280			3,023			2,916			2,802			2,831
Total non-interest-earning assets	1,108			898			214			27			891

Total assets	$82,029			$77,995			$74,143			$73,858			$75,031

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$42,162	$165	1.55%	$39,136	$159	1.61%	$35,908	$146	1.63%	$34,981	$137	1.59%	$33,980	$139	1.59%
Borrowings of consolidated securitization entities	13,565	56	1.64%	13,730	54	1.56%	14,026	53	1.52%	14,101	52	1.50%	14,766	57	1.50%
Bank term loan(1)	4,526	28	2.45%	4,901	29	2.35%	5,401	32	2.38%	6,531	47	2.92%	8,057	46	2.22%
Senior unsecured notes	5,840	52	3.53%	5,340	47	3.49%	4,592	39	3.41%	4,093	35	3.47%	3,593	32	3.46%
Related party debt	—	—	—%	—	—	—%	—	—	—%	407	4	3.99%	843	8	3.68%
Total interest-bearing liabilities	66,093	301	1.81%	63,107	289	1.82%	59,927	270	1.81%	60,113	275	1.86%	61,239	282	1.79%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	147			149			166			142			182
Other liabilities	3,396			2,859			2,750			2,854			3,382
Total non-interest-bearing liabilities	3,543			3,008			2,916			2,996			3,564

Total liabilities	69,636			66,115			62,843			63,109			64,803

Equity
Total equity	12,393			11,880			11,300			10,749			10,228

Total liabilities and equity	$82,029			$77,995			$74,143			$73,858			$75,031
Net interest income		$3,208			$3,103			$2,907			$2,875			$2,978

Interest rate spread(2)			15.39%			15.64%			15.43%			15.44%			15.28%
Net interest margin(3)			15.73%			15.97%			15.77%			15.79%			15.60%

(1) Average interest rate on liabilities calculated above utilizes monthly average balances. The effective interest rates for the Bank term loan for the quarters ended December 31, 2015, September 30, 2015, June 30, 2015, March 31, 2015, and December 31, 2014 were 2.26%,
2.23%, 2.21%, 2.21%, and 2.19%, respectively. The Bank term loan effective rate excludes the impact of charges incurred in connection with prepayments of the loan.

(2) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(3) Net interest margin represents net interest income divided by average interest-earning assets.

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Twelve Months Ended Dec 31, 2015			Twelve Months Ended Dec 31, 2014
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$11,406	$28	0.25%	$8,230	$16	0.19%
Securities available for sale	3,142	21	0.67%	487	10	2.05%

Loan receivables:
Credit cards, including held for sale	59,603	12,932	21.70%	54,686	11,967	21.88%
Consumer installment loans	1,119	104	9.29%	1,025	99	9.66%
Commercial credit products	1,359	142	10.45%	1,373	149	10.85%
Other	39	1	2.56%	17	1	5.88%
Total loan receivables, including held for sale	62,120	13,179	21.22%	57,101	12,216	21.39%
Total interest-earning assets	76,668	13,228	17.25%	65,818	12,242	18.60%

Non-interest-earning assets:
Cash and due from banks	904			881
Allowance for loan losses	(3,340)			(3,039)
Other assets	3,013			2,492
Total non-interest-earning assets	577			334

Total assets	$77,245			$66,152

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$38,148	$607	1.59%	$30,110	$470	1.56%
Borrowings of consolidated securitization entities	13,868	215	1.55%	14,835	215	1.45%
Bank term loan(1)	5,383	136	2.53%	3,056	74	2.42%
Senior unsecured notes	4,976	173	3.48%	1,382	50	3.62%
Related party debt	125	4	3.20%	5,335	113	2.12%
Total interest-bearing liabilities	62,500	1,135	1.82%	54,718	922	1.69%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	152			240
Other liabilities	3,015			3,306
Total non-interest-bearing liabilities	3,167			3,546

Total liabilities	65,667			58,264

Equity
Total equity	11,578			7,888

Total liabilities and equity	$77,245			$66,152
Net interest income		$12,093			$11,320

Interest rate spread(2)			15.43%			16.91%
Net interest margin(3)			15.77%			17.20%

(1) Average interest rate on liabilities calculated above utilizes monthly average balances. The effective interest rates for the Bank term loan for the 12 months ended December 31, 2015 and December 31,
2014 were 2.23% and 2.20%, respectively. The Bank term loan effective rate excludes the impact of charges incurred in connection with prepayments of the loan.

(2) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(3) Net interest margin represents net interest income divided by average interest-earning assets.

SYNCHRONY FINANCIAL
BALANCE SHEET STATISTICS
(unaudited, $ in millions, except per share statistics)

	Quarter Ended
	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Dec 31, 2015 vs. Dec 31, 2014
BALANCE SHEET STATISTICS
Total common equity	$12,604	$12,158	$11,578	$11,036	$10,478	$2,126	20.3%
Total common equity as a % of total assets	14.98%	15.30%	15.28%	15.18%	13.84%		1.14%

Tangible assets	$82,485	$77,847	$74,226	$71,215	$74,239	$8,246	11.1%
Tangible common equity(1)	$10,954	$10,563	$10,054	$9,530	$9,010	$1,944	21.6%
Tangible common equity as a % of tangible assets(1)	13.28%	13.57%	13.55%	13.38%	12.14%		1.14%
Tangible common equity per share(1)	$13.14	$12.67	$12.06	$11.43	$10.81	$2.33	21.6%

REGULATORY CAPITAL RATIOS(2)
	Basel III Transition			Basel I
Total risk-based capital ratio(3)(8)	18.1%	18.8%	18.5%	18.2%	16.2%
Tier 1 risk-based capital ratio(4)(8)	16.8%	17.5%	17.2%	16.9%	14.9%
Tier 1 common ratio(5)(8)	n/a	n/a	n/a	16.9%	14.9%
Tier 1 leverage ratio(6)(8)	14.3%	14.6%	14.6%	13.7%	12.5%
Common equity Tier 1 capital ratio(7)(8)	16.8%	17.5%	17.2%	n/a	n/a

	Basel III Fully Phased-in
Common equity Tier 1 capital ratio(7)	15.9%	16.6%	16.4%	16.4%	14.5%

(1) Tangible common equity ("TCE") is a non-GAAP measure. We believe TCE is a more meaningful measure of the net asset value of the Company to investors. For corresponding reconciliation of TCE to a
GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

(2) Regulatory capital metrics at December 31, 2015 are preliminary and therefore subject to change. As a new savings and loan holding company, the Company historically has not been required by regulators to disclose capital ratios prior to December 31, 2015, and therefore these ratios are non-GAAP measures. See Reconciliation of Non-GAAP Measures and Calculation of Regulatory Measures for components of capital ratio calculations.

(3) Total risk-based capital ratio is the ratio of total risk-based capital divided by risk-weighted assets.
(4) Tier 1 risk-based capital ratio is the ratio of Tier 1 capital divided by risk-weighted assets.
(5) Tier 1 common ratio is the ratio of common equity Tier 1 capital divided by risk-weighted assets.
(6) Tier 1 leverage ratio reported under Basel III transition rules is calculated based on Tier 1 capital divided by total average assets, after certain adjustments. Total assets, after certain adjustments is used as the denominator for prior periods calculated under Basel I rules.

(7) Common equity Tier 1 capital ratio is the ratio of common equity Tier 1 capital to total risk-weighted assets, each as calculated under Basel III rules. Common equity Tier 1 capital ratio (fully phased-in) is a preliminary estimate reflecting management’s interpretation of the final Basel III rules adopted in July 2013 by the Federal Reserve Board, which have not been fully implemented, and our estimate and interpretations are subject to, among other things, ongoing regulatory review and implementation guidance.

(8) Beginning June 30, 2015, regulatory capital ratios are calculated under Basel III rules subject to transition provisions. The Company reported under Basel I rules for periods prior to June 30, 2015.

SYNCHRONY FINANCIAL
PLATFORM RESULTS AND RECONCILIATION OF NON-GAAP MEASURES
(unaudited, $ in millions)
	Quarter Ended							Twelve Months Ended
	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	4Q'15 vs. 4Q'14		Dec 31, 2015	Dec 31, 2014	YTD'15 vs. YTD'14
RETAIL CARD
Purchase volume(1)(2)	$26,768	$23,560	$23,452	$18,410	$24,855	$1,913	7.7%	$92,190	$83,591	$8,599	10.3%
Period-end loan receivables	$47,412	$43,432	$42,315	$39,685	$42,308	$5,104	12.1%	$47,412	$42,308	$5,104	12.1%
Average loan receivables, including held for sale	$44,958	$42,933	$41,303	$40,986	$40,929	$4,029	9.8%	$42,687	$39,278	$3,409	8.7%
Average active accounts (in thousands)(2)(3)	52,038	49,953	48,981	49,617	49,871	2,167	4.3%	50,358	48,599	1,759	3.6%

Interest and fees on loans(2)	$2,594	$2,508	$2,335	$2,337	$2,405	$189	7.9%	$9,774	$9,040	$734	8.1%
Other income(2)	76	70	107	86	141	(65)	(46.1)%	339	407	(68)	(16.7)%
Platform revenue, excluding retailer share arrangements(2)	2,670	2,578	2,442	2,423	2,546	124	4.9%	10,113	9,447	666	7.0%
Retailer share arrangements(2)	(723)	(708)	(606)	(651)	(686)	(37)	5.4%	(2,688)	(2,530)	(158)	6.2%
Platform revenue(2)	$1,947	$1,870	$1,836	$1,772	$1,860	$87	4.7%	$7,425	$6,917	$508	7.3%

PAYMENT SOLUTIONS
Purchase volume(1)	$3,714	$3,635	$3,371	$2,948	$3,419	$295	8.6%	$13,668	$12,447	$1,221	9.8%
Period-end loan receivables	$13,543	$12,933	$12,194	$11,833	$12,095	$1,448	12.0%	$13,543	$12,095	$1,448	12.0%
Average loan receivables	$13,192	$12,523	$11,971	$11,970	$11,772	$1,420	12.1%	$12,436	$11,171	$1,265	11.3%
Average active accounts (in thousands)(3)	7,896	7,468	7,231	7,271	7,113	783	11.0%	7,478	6,869	609	8.9%

Interest and fees on loans	$462	$442	$412	$403	$426	$36	8.5%	$1,719	$1,582	$137	8.7%
Other income	3	5	4	5	9	(6)	(66.7)%	17	32	(15)	(46.9)%
Platform revenue, excluding retailer share arrangements	465	447	416	408	435	30	6.9%	1,736	1,614	122	7.6%
Retailer share arrangements	(10)	(13)	(14)	(8)	(11)	1	(9.1)%	(45)	(41)	(4)	9.8%
Platform revenue	$455	$434	$402	$400	$424	$31	7.3%	$1,691	$1,573	$118	7.5%

CARECREDIT
Purchase volume(1)	$1,978	$2,011	$1,987	$1,781	$1,807	$171	9.5%	$7,757	$7,111	$646	9.1%
Period-end loan receivables	$7,335	$7,155	$6,922	$6,730	$6,883	$452	6.6%	$7,335	$6,883	$452	6.6%
Average loan receivables	$7,256	$7,048	$6,820	$6,819	$6,846	$410	6.0%	$6,997	$6,652	$345	5.2%
Average active accounts (in thousands)(3)	4,958	4,826	4,711	4,716	4,683	275	5.9%	4,807	4,541	266	5.9%

Interest and fees on loans	$438	$429	$419	$400	$421	$17	4.0%	$1,686	$1,594	$92	5.8%
Other income	8	9	9	10	12	(4)	(33.3)%	36	46	(10)	(21.7)%
Platform revenue, excluding retailer share arrangements	446	438	428	410	433	13	3.0%	1,722	1,640	82	5.0%
Retailer share arrangements	(1)	(2)	(1)	(1)	(1)	—	—%	(5)	(4)	(1)	25.0%
Platform revenue	$445	$436	$427	$409	$432	$13	3.0%	$1,717	$1,636	$81	5.0%

TOTAL SYF
Purchase volume(1)(2)	$32,460	$29,206	$28,810	$23,139	$30,081	$2,379	7.9%	$113,615	$103,149	$10,466	10.1%
Period-end loan receivables	$68,290	$63,520	$61,431	$58,248	$61,286	$7,004	11.4%	$68,290	$61,286	$7,004	11.4%
Average loan receivables, including held for sale	$65,406	$62,504	$60,094	$59,775	$59,547	$5,859	9.8%	$62,120	$57,101	$5,019	8.8%
Average active accounts (in thousands)(2)(3)	64,892	62,247	60,923	61,604	61,667	3,225	5.2%	62,643	60,009	2,634	4.4%

Interest and fees on loans(2)	$3,494	$3,379	$3,166	$3,140	$3,252	$242	7.4%	$13,179	$12,216	$963	7.9%
Other income(2)	87	84	120	101	162	(75)	(46.3)%	392	485	(93)	(19.2)%
Platform revenue, excluding retailer share arrangements(2)	3,581	3,463	3,286	3,241	3,414	167	4.9%	13,571	12,701	870	6.8%
Retailer share arrangements(2)	(734)	(723)	(621)	(660)	(698)	(36)	5.2%	(2,738)	(2,575)	(163)	6.3%
Platform revenue(2)	$2,847	$2,740	$2,665	$2,581	$2,716	$131	4.8%	$10,833	$10,126	$707	7.0%

(1) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(2) Includes activity and balances associated with loan receivables held for sale.
(3) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.

SYNCHRONY FINANCIAL
RECONCILIATION OF NON-GAAP MEASURES AND CALCULATIONS OF REGULATORY MEASURES(1)
(unaudited, $ in millions, except per share statistics)
	Quarter Ended
	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014
COMMON EQUITY MEASURES
GAAP Total common equity	$12,604	$12,158	$11,578	$11,036	$10,478
Less: Goodwill	(949)	(949)	(949)	(949)	(949)
Less: Intangible assets, net	(701)	(646)	(575)	(557)	(519)
Tangible common equity	$10,954	$10,563	$10,054	$9,530	$9,010
Adjustments for certain other intangible assets, deferred tax liabilities and certain items in accumulated comprehensive income (loss)				293	287
Basel I - Tier 1 capital and Tier 1 common equity				$9,823	$9,297
Adjustments for certain other intangible assets and deferred tax liabilities				(12)	(20)

Adjustments for certain deferred tax liabilities and certain items in accumulated comprehensive income (loss)	280	291	293
Basel III - Common equity Tier 1 (fully phased-in)	$11,234	$10,854	$10,347	$9,811	$9,277
Adjustment related to capital components during transition	399	375	331
Basel III - Common equity Tier I (transition)	$11,633	$11,229	$10,678

RISK-BASED CAPITAL
Tier 1 capital and Tier 1 common equity(2)	$11,633	$11,229	$10,678	$9,823	$9,297
Add: Allowance for loan losses includible in risk-based capital	900	835	806	759	809
Risk-based capital(2)	$12,533	$12,064	$11,484	$10,582	$10,106

ASSET MEASURES
Total assets(3)	$82,029	$77,995	$74,143	$72,721	$75,707
Adjustments for:
Disallowed goodwill and other disallowed intangible assets, net of related deferred tax liabilities	(992)	(931)	(903)	(1,213)	(1,181)
Other	92	104	60	136	79
Total assets for leverage purposes(2)	$81,129	$77,168	$73,300	$71,644	$74,605

Risk-weighted assets - Basel I	n/a	n/a	n/a	$58,184	$62,270
Risk-weighted assets - Basel III (fully phased-in)(4)	$70,654	$65,278	$62,970	$59,926	$64,162
Risk-weighted assets - Basel III (transition)(4)	$69,386	$64,244	$61,985	n/a	n/a

TANGIBLE COMMON EQUITY PER SHARE
GAAP book value per share	$15.12	$14.58	$13.89	$13.24	$12.57
Less: Goodwill	(1.14)	(1.14)	(1.14)	(1.14)	(1.14)
Less: Intangible assets, net	(0.84)	(0.77)	(0.69)	(0.67)	(0.62)
Tangible common equity per share	$13.14	$12.67	$12.06	$11.43	$10.81

(1) Regulatory capital metrics at December 31, 2015 are preliminary and therefore subject to change.
(2) Beginning June 30, 2015, regulatory capital amounts are calculated under Basel III rules subject to transition provisions. The company reported under Basel I rules for periods prior to June 30, 2015.

(3) Represents total average assets beginning June 30, 2015 and total assets for all periods prior to June 30, 2015.
(4) Key differences between Basel III transitional rules and fully phased-in Basel III rules in the calculation of risk-weighted assets include, but not limited to, risk weighting of deferred tax assets and adjustments for certain intangible assets.